Exhibit 99.2

1 Fourth Quarter 2020 Earnings Webcast and Conference Call February 10, 2021 Exhibit 99.2

2 Brendan Metrano Vice President of Investor Relations

This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "targets," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook," and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this presentation of The Western Union Company (the "Company," "Western Union," "we," "our," or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2019. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic downturns and trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns or other events, such as public health emergencies, epidemics, or pandemics such as COVID-19, civil unrest, war, terrorism, or natural disasters, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including digital, mobile and internet-based services, card associations, and card-based payment providers, and with digital currencies and related protocols, and other innovations in technology and business models; political conditions and related actions, including trade restrictions and government sanctions, in the United States and abroad, which may adversely affect our business and economic conditions as a whole, including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents, clients, or other partners; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third- party vendors; mergers, acquisitions, and the integration of acquired businesses and technologies into our Company, divestitures, and the failure to realize anticipated financial benefits from these transactions, and events requiring us to write down our goodwill; decisions to change our business mix; our ability to realize the anticipated benefits from restructuring-related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; failure to manage credit and fraud risks presented by our agents, clients, and consumers; changes in tax laws or their interpretation, any subsequent regulation, and potential related state income tax impacts, and unfavorable resolution of tax contingencies; adverse rating actions by credit rating agencies; our ability to protect our trademarks, patents, copyrights, and other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents, or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to protect consumers, or detect and prevent money laundering, terrorist financing, fraud, and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations, in the United States and abroad, affecting us, our agents, or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, our licensing arrangements, customer due diligence, agent and subagent due diligence, registration and monitoring requirements, consumer protection requirements, remittances, and immigration; liabilities, increased costs or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators; liabilities resulting from litigation, including class-action lawsuits and similar matters, and regulatory enforcement actions, including costs, expenses, settlements, and judgments; failure to comply with regulations and evolving industry standards regarding consumer privacy, data use, the transfer of personal data between jurisdictions and information security, including with respect to the General Data Protection Regulation in the European Union and the California Consumer Privacy Act; failure to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities in the United States and abroad related to consumer protection and derivative transactions; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations, or industry standards affecting our business; and (iii) other events such as: catastrophic events; and management’s ability to identify and manage these and other risks. Safe Harbor 3

4 Hikmet Ersek Chief Executive Officer

5 Q1 Q2 Q3 Q4 12% 31% 29% 40% U.S. E-Commerce Growth Y/Y2 Q1 Q2 Q3 Q4 42% 96% 96% 83% WU Digital C2C Transaction Growth Y/Y 2020 Global Backdrop & Changes -1.7% -8.9% -2.7% -2.2% Global GDP Growth Y/Y1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 -1% -11% -1% -1% WU Revenue Growth Y/Y (adj. constant currency*) 1 Oxford Economics, % Change YoY, GDP, constant prices and exchange rate US$, January 25, 2021 2 Census Bureau, Evercore ISI Research *See appendix for reconciliation of Non-GAAP to GAAP financial measures.

6 15% 45% 47% 49% Q1 2020 Q2 2020 Q3 2020 Q4 2020 in number of downloads Record Breaking Year in Digital Money Transfer Q1 Q2 Q3 Q4 2020 Digital Revenues Western Union Finishes 2020 with Solid Momentum • Q4 Revenues grew 36% to approximately $240 million • FY 2020 Revenues grew 38% and surpassed $850 million WU.com Average Monthly Active Customer Growth1 Q4 2020 Total App Downloads2 - Top Five Players • Revenue $1.3 billion • EPS $0.43 GAAP, or $0.45 adjusted* up 34% GAAP or 18% adjusted* Solid Q4 Results Western Union Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 $240M $231M $219M $167M 1 A monthly active customer is defined as a unique westernunion.com customer that transacted in the month; Source: Western Union business research 2 Source: Sensor Tower App Install Market Share Report *See appendix for reconciliation of Non-GAAP to GAAP financial measures.

7 Priorities were getting fit for growth & implementing growth initiatives • $240 million in digital revenue during Q4 and over $850 million in FY 2020 • Digital business provides incremental growth and attractive economics • Opening our platform to new use cases • Continue to improve the cost, coverage, and quality of our network • Best-in-class compliance program • A leaner, more agile organization • Delivered more than $50 million in annual cost savings in 2020 and on track to achieve $150 million in annual cost savings by 2022 Driving Digital Growth Enhancing the Global Network Optimizing the Organization Objectives Progress Accomplishments 2020 Strategic Agenda

8 Note: Channel contribution assumptions include estimated cost allocations; marketing costs are viewed as a corporate expense and are not included in the chart above. Digital customer acquisition is currently a top marketing priority. 2019 2020 WU.com Digital Partnerships Digital Contribution Profit 2019 vs. 2020 WU.com Growing Customers & Engagement Digital Partnerships Drive Profitable Growth Transactions per Customer 12% + westernunion.com Customers 29% + Principal per Customer 25% + 2020 Exceptional Digital Performance

9 9 Source: World Bank Migration and Development Brief 33, October 2020 Our Cross-border Network Provides Competitive Advantage Investments to Expand Services and Enhance Capabilities Principal Growth Outpaced the Market in 2020 -7% -7% 12% 2020 2021 The World Bank (forecast) Western Union Cross-border Principal Growth Upgrade Technology Enhance Dynamic Pricing & Other Capabilities Continue to Invest in Customer Acquisition Walmart COVERAGE Optimize Retail QUALITY Speed Digital COST Alipay NETWORK FOCUS Advancing Our Strategy in 2021

10 Raj Agrawal Chief Financial Officer

11 11 *Adjusted constant currency revenue metrics for 2020 exclude revenues for the Speedpay and Paymap businesses in the prior year period, each of which was divested in May 2019. See appendix for reconciliation of Non-GAAP to GAAP financial measures. -1% -3% -3% 0% -11% -11% -8% 1% -1% 0% 6% 23% -1% 0% 6% 24% WU Adj. Constant Currency Revenues* C2C Constant Currency Revenues* C2C Transactions C2C Cross-border Principal Quarterly Business Trends Q2 Q3 Q1 Q1 Q1 Q1 Q2 Q3 Q3 Q3 Q2 Q2 Q4 Q4 Q4 Q4 Consolidated revenues of $1.3 billion declined 3% compared to the prior year period, or 1% constant currency* Business Trends Q4

12 12 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Regions Revenue Growth/(Decline) Constant Currency Rev. Growth/(Decline)* Transaction Growth/(Decline) % of C2C Revenue North America (3%) (3%) (1%) 37% Europe & CIS 3% 0% 23% 33% MEASA 1% 0% 12% 15% LACA (9%) 2% (13%) 8% APAC 8% 6% (3%) 7% Total C2C 0% 0% 6% 100% Included in C2C regions above: Digital Money Transfer 36% 35% 83% 21% Consumer-to-Consumer Q4

13 13 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Business Solutions • 7% of Company revenue • Revenue decreased 8%, or 11% constant currency* Other (primarily retail bill payments businesses in the U.S. & Argentina as well as money orders) • 5% of Company revenue • Revenue decreased 29% Business Solutions and Other Q4

14 14 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Key factors driving the increase in GAAP operating margin: ‒(+) Productivity and additional cost savings resulting from COVID-19 ‒(+) Timing of marketing investments ‒(-) Revenue declines Adjusted operating margin increased due to the same factors above and excludes: ‒ Restructuring expenses ‒ Acquisition and divestiture costs Q4 2019 Q4 2020 Q4 2019 Q4 2020 17.3% 17.9% 18.7% 18.8% Adjusted* GAAP Adjusted* GAAP Operating Margin Q4

15 15 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Quarter Ended December 31, 2020 EPS: GAAP / Adjusted* $0.43 / $0.45 YTD Cash Flow from Operations $878 million Dividends Paid $93 million Cash Balance, December 31, 2020 $1.4 billion Debt outstanding, December 31, 2020 $3.1 billion Note: No shares were repurchased during the fourth quarter, but the Company resumed shares repurchases in the first quarter of 2021 Financial Highlights

16 16 Revenue GAAP revenue: mid-to-high single digit increase Constant currency revenue: mid-single digit increase, excluding any benefit related to Argentina inflation Operating Profit Margin Operating profit margin of approximately 21.5% Earnings per Share Effective tax rate in a mid-teens range EPS in a range of $2.00 to $2.10 Effective Tax rate 2021 Outlook Note: The 2021 financial outlook assumes no material worsening in macro-economic conditions or the COVID-19 pandemic

Questions and Answers 17

Appendix Fourth Quarter 2020 Earnings Webcast and Conference Call 18

Western Union presents a number of non-GAAP financial measures because management believes that these metrics provide meaningful supplemental information in addition to the GAAP metrics and provide comparability and consistency to prior periods. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. We have also included non-GAAP revenues below that remove the impacts of Speedpay and Paymap, in order to provide a more meaningful comparison of results from continuing operations. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure.A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. Amounts included below are in millions, unless indicated otherwise. 19 Key Statistics and Reconciliation of Non-GAAP Measures

Key Statistics and Reconciliation of Non-GAAP Measures Consolidated Metrics Consolidated revenues (GAAP) - YoY % change (7) % (5) % (11) % (17) % (4) % (3) % (9) % Consolidated revenues (non-GAAP, constant currency adjusted and excluding Speedpay and Paymap) - YoY % change (a) 3% 3% (1) % (11) % (1) % (1) % (3) % Consolidated operating margin (GAAP) 17.3% 17.6% 19.6% 19.9% 22.7% 17.9% 20.0 % Consolidated operating margin, excluding restructuring-related expenses and acquisition and divestiture costs (non-GAAP) (b) 18.7% 20.1% 20.5% 20.4% 23.5% 18.8% 20.8 % EBITDA margin (non-GAAP) (c) 22.4% 22.5% 24.5% 25.0% 27.0% 22.3% 24.7 % Consumer-to-Consumer (C2C) Segment Metrics Revenues (GAAP) - YoY % change 0% (1) % (4) % (12) % (1) % 0% (4) % Revenues (non-GAAP, constant currency adjusted) - YoY % change (e) 1% 1% (3) % (11) % 0% 0% (3) % Transactions (in millions) 73.8 289.4 66.8 68.0 77.3 78.4 290.5 Transactions - YoY % change (1) % 1% (3) % (8) % 6% 6% 0 % Total principal ($- billions) $ 22.2 $ 87.7 $ 20.6 $ 21.9 $ 26.9 $ 26.7 $ 96.1 Principal per transaction, as reported - YoY % change 0% (1) % 2% 7% 13% 14% 9 % Principal per transaction (constant currency adjusted) - YoY % change (f) 1% 1% 4% 9% 14% 13% 10 % Cross-border principal, as reported - YoY % change 1% 1% 0% 1% 23% 24% 12 % Cross-border principal (constant currency adjusted) - YoY % change (g) 2% 3% 2% 3% 24% 23% 13 % Operating margin** 20.3% 22.1% 20.7% 21.8% 24.6% 20.5% 21.9 % Digital money transfer revenues (GAAP) - YoY % change (1) 25% 20% 21% 48% 45% 36% 38 % Digital money transfer foreign currency translation impact (j) 1% 2% 1% 2% 1% (1) % 0 % Digital money transfer revenues (non-GAAP, constant currency adjusted) - YoY % change (1) 26% 22% 22% 50% 46% 35% 38 % Digital money transfer transactions - YoY % change 36% 26% 42% 96% 96% 83% 81 % westernunion.com revenues (GAAP) - YoY % change 17% 17% 13% 33% 33% 27% 27 % westernunion.com foreign currency translation impact (j) 1% 1% 1% 1% (1) % (1) % 0 % westernunion.com revenues (non-GAAP, constant currency adjusted) - YoY % change 18% 18% 14% 34% 32% 26% 27 % westernunion.com transactions - YoY % change 13% 16% 15% 50% 53% 56% 44% (1) Represents revenue from transactions conducted and funded through westernunion.com and transactions initiated on internet and mobile applications hosted by our third-party white label or co-branded digital partners. FY2020 Notes 4Q20 1Q20 4Q19 FY2019 2Q20 3Q20 20

Key Statistics and Reconciliation of Non-GAAP Measures 21 C2C Segment Regional Metrics NA region revenues (GAAP) - YoY % change 1% 2% (2) %(6) % 0% (3) %(3) % NA region foreign currency translation impact (j) 0% 0% 0% 1% 1% 0% 0 % NA region revenues (non-GAAP, constant currency adjusted) - YoY % change 1% 2% (2) %(5) % 1% (3) %(3) % NA region transactions - YoY % change (4) % (2) % (5) %(7) % 1% (1) %(3) % EU & CIS region revenues (GAAP) - YoY % change 1% (2) % (5) %(10) % 3% 3%(2) % EU & CIS region foreign currency translation impact (j) 1% 3% 0% 1%(2) % (3) %(1) % EU & CIS region revenues (non-GAAP, constant currency adjusted) - YoY% change 2% 1% (5) %(9) % 1% 0%(3) % EU & CIS region transactions - YoY % change 5% 5% 1% 4% 24% 23% 13 % MEASA region revenues (GAAP) - YoY % change 0% (1) % 3%(13) % 2% 1%(2) % MEASA region foreign currency translation impact (j) 0% 1% 0% 1% 0% (1) % 0 % MEASA region revenues (non-GAAP, constant currency adjusted) - YoY % change 0% 0% 3%(12) % 2% 0%(2) % MEASA region transactions - YoY % change (1) % (1) % 1%(1) % 15% 12% 7 % LACA region revenues (GAAP) - YoY % change (2) % 1% (11) %(45) %(21) % (9) %(22) % LACA region foreign currency translation impact (j) 8% 10% 8% 10% 13% 11% 11 % LACA region revenues (non-GAAP, constant currency adjusted) - YoY % change 6% 11% (3) %(35) %(8) % 2%(11) % LACA region transactions - YoY % change 4% 8% (5) %(41) %(21) % (13) %(20) % APAC region revenues (GAAP) - YoY % change (10) % (13) % (10) %(14) % 4% 8%(3) % APAC region foreign currency translation impact (j) 0% 1% 1% 1% 1% (2) % 0 % APAC region revenues (non-GAAP, constant currency adjusted) - YoY % change (10) % (12) % (9) %(13) % 5% 6%(3) % APAC region transactions - YoY % change (7) % (7) % (14) %(18) %(6) % (3) %(10) % International revenues - YoY % change (1) % (2) % (4) %(15) %(1) % 2%(5) % International transactions - YoY % change 2% 3% (2) %(8) % 10% 11% 3 % International revenues - % of C2C segment revenues 66% 66% 65% 63% 66% 67% 66 % United States originated revenues - YoY % change 1% 1% (3) %(7) %(1) % (4) %(4) % United States originated transactions - YoY % change (4) % (2) % (5) %(8) % 0% (2) %(4) % United States originated revenues - % of C2C segment revenues 34% 34% 35% 37% 34% 33% 34 % FY2020 Notes 4Q20 1Q20 4Q19 FY2019 2Q20 3Q20

Key Statistics and Reconciliation of Non-GAAP Measures % of C2C Revenue NA region revenues 38% 38% 38% 41% 38% 37% 38 % EU & CIS region revenues 32% 32% 31% 32% 33% 33% 33 % MEASA region revenues 15% 15% 16% 15% 16% 15% 15 % LACA region revenues 9% 9% 9% 6% 7% 8% 8 % APAC region revenues 6% 6% 6% 6% 6% 7% 6 % Digital money transfer revenues 16% 14% 16% 22% 21% 21% 20 % Business Solutions Segment Metrics Revenues (GAAP) - YoY % change 0% 0% 3% (17) % (11) % (8) % (8) % Revenues (non-GAAP, constant currency adjusted) - YoY % change (h) 1% 4% 5%(15) %(13) %(11) % (8) % Operating margin** 11.3% 12.0% 14.1% 1.6% 10.5% (0.2) % 6.9 % Other (primarily bill payments businesses in Argentina and the United States and money orders) Revenues (GAAP) - YoY % change (52) % (34) % (59) % (56) % (33) % (29) % (48) % Operating margin** 4.6% 5.5% 26.1% 21.9% 20.0% 15.8% 21.2% % of Total Company Revenue (GAAP) Consumer-to-Consumer segment revenues 86% 83% 85% 88% 88% 88% 87 % Business Solutions segment revenues 7% 7% 8% 7% 7% 7% 8 % Other revenues 7% 10% 7% 5% 5% 5% 5% ** In the first quarter of 2020, we changed our expense allocation method so that our corporate data center and network engineering information technology expenses are allocated based on a percentage of relative revenue. In 2019, these costs had been allocated based in part on a percentage of relative transactions. We believe that an allocation method based fully on relative revenue presents a more representative view of segment profitability, as certain of our services, particularly some of our bill payment services and our money order services, have much lower revenues per transaction than our other services. Further, these technology expenses are becoming increasingly based on data storage utilized and less based on the number of transactions processed. For the three and twelve months ended December 31, 2019, this change would have decreased Consumer-to- Consumer and increased Other operating income by $11.8 million and $49.6 million, respectively. Business Solutions was not materially impacted by the change in the allocation method. FY2020 Notes 1Q20 4Q20 4Q19 FY2019 2Q20 3Q20 22

Key Statistics and Reconciliation of Non-GAAP Measures (in millions, except per share amounts) Reported results (GAAP) $ 1,271.8 $ 227.1 $ 199.0 $ 21.9 $ 177.1 $ 0.43 Restructuring related expenses and related tax benefit (m) — 12.0 12.0 2.6 9.4 0.02 Acquisition and divestiture costs and related tax benefit (n) — 0.3 0.3 — 0.3 — Adjusted results (non-GAAP) $ 1,271.8 $ 239.4 $ 211.3 $ 24.5 $ 186.8 $ 0.45 Foreign currency translation impact (j) 22.4 Revenues, constant currency adjusted (non-GAAP) $ 1,294.2 (in millions, except per share amounts) Reported results (GAAP) $ 1,307.7 $ 226.5 $ 197.5 $ 62.1 $ 135.4 $ 0.32 Restructuring related expenses and related tax benefit (m) — 16.6 16.6 5.9 10.7 0.02 Acquisition and divestiture costs and related tax benefit (n) — 0.9 0.9 0.2 0.7 — Elimination of previously forecasted annual base-erosion anti-abuse taxes related to the gain on the sale of Speedpay and Paymap (k) — — — (15.4) 15.4 0.04 Adjusted results (non-GAAP) $ 1,307.7 $ 244.0 $ 215.0 $ 52.8 $ 162.2 $ 0.38 Quarter over quarter growth/(decline) (GAAP) (3) % 0% 1%(65) % 31% 34 % Quarter over quarter growth/(decline) (non-GAAP) (3) %(2) %(2) %(53) % 15% 18 % Quarter over quarter growth/(decline), constant currency adjusted (non- GAAP) (1) % Three Months Ended December 31, 2019 Notes Revenues Operating Income Income Before Income Taxes Provision for Income Taxes Net Income Diluted Earnings per Share Three Months Ended December 31, 2020 Notes Revenues Operating Income Income Before Income Taxes Provision for Income Taxes Net Income Diluted Earnings per Share 23

Key Statistics and Reconciliation of Non-GAAP Measures (in millions, except per share amounts) Reported results (GAAP) $ 4,835.0 $ 967.3 $ 855.1 $ 110.8 $ 744.3 $ 1.79 Restructuring related expenses and related tax benefit (m) — 36.8 36.8 5.3 31.5 0.08 Acquisition and divestiture costs and related tax benefit (n) — 2.5 2.5 0.5 2.0 — Adjusted results (non-GAAP) $ 4,835.0 $ 1,006.6 $ 894.4 $ 116.6 $ 777.8 $ 1.87 Foreign currency translation impact (j) 157.2 Revenues, constant currency adjusted (non-GAAP) $ 4,992.2 (in millions, except per share amounts) Reported results (GAAP) $ 5,292.1 $ 934.0 $ 1,321.4 $ 263.1 $ 1,058.3 $ 2.46 Less Speedpay and Paymap revenues (k) (130.7) — — — — — Restructuring related expenses and related tax benefit (m) — 115.5 115.5 25.5 90.0 0.21 Acquisition and divestiture costs and related tax benefit (n) — 16.0 16.0 3.6 12.4 0.03 Gain on sales of Speedpay and Paymap and related tax expense (includes elimination of previously forecasted annual base-erosion anti-abuse taxes) (k) — — (524.6) (109.5) (415.1) (0.97) Adjusted results (non-GAAP) $ 5,161.4 $ 1,065.5 $ 928.3 $ 182.7 $ 745.6 $ 1.73 Year over year growth/(decline) (GAAP) (9) % 4%(35) %(58) %(30) %(27) % Year over year growth/(decline) (non-GAAP) (2) (6) %(6) %(4) %(36) % 4% 8 % Year over year growth/(decline), excluding Speedpay and Paymap, constant currency adjusted (non-GAAP) (3) % (2) Revenue measure excludes impact of Speedpay and Paymap; all other measures include the impact of Speedpay and Paymap, but not the gain on sales and related taxes, and exclude restructuring related expenses, acquisition and divestiture costs, and the related tax benefits. Twelve Months Ended December 31, 2019 Notes Revenues Operating Income Income Before Income Taxes Provision for Income Taxes Net Income Diluted Earnings per Share Twelve Months Ended December 31, 2020 Notes Revenues Operating Income Income Before Income Taxes Provision for Income Taxes Net Income Diluted Earnings per Share 24

Key Statistics and Reconciliation of Non-GAAP Measures Consolidated Metrics (a) Revenues (GAAP) $ 1,307.7 $ 5,292.1 $ 1,190.0 $ 1,114.7 $ 1,258.5 $ 1,271.8 $ 4,835.0 Foreign currency translation impact (j) 41.7 238.9 47.3 46.4 41.1 22.4 157.2 Revenues (non-GAAP, constant currency adjusted) 1,349.4 5,531.0 1,237.3 1,161.1 1,299.6 1,294.2 4,992.2 Less revenues from Speedpay and Paymap (k) N/A (130.7) N/A N/A N/A N/A N/A Revenues, constant currency adjusted and excluding Speedpay and Paymap (non-GAAP) $ 1,349.4 $ 5,400.3 $ 1,237.3 $ 1,161.1 $ 1,299.6 $ 1,294.2 $ 4,992.2 Prior year revenues (GAAP) $ 1,401.6 $ 5,589.9 $ 1,337.0 $ 1,340.5 $ 1,306.9 $ 1,307.7 $ 5,292.1 Less prior year revenues from Speedpay and Paymap (k) (88.2) (368.2) (91.9) (38.8) N/A N/A (130.7) Prior year revenues, adjusted, excluding Speedpay and Paymap (non-GAAP) $ 1,313.4 $ 5,221.7 $ 1,245.1 $ 1,301.7 $ 1,306.9 $ 1,307.7 $ 5,161.4 Revenues (GAAP) - YoY % Change (7) % (5) % (11) % (17) % (4) % (3) % (9) % Revenues, constant currency adjusted and excluding Speedpay and Paymap (non-GAAP) - YoY % Change 3% 3% (1) %(11) % (1) % (1) % (3) % (b) Operating income (GAAP) $ 226.5 $ 934.0 $ 233.2 $ 221.8 $ 285.2 $ 227.1 $ 967.3 Restructuring-related expenses (m) 16.6 115.5 10.5 5.2 9.1 12.0 36.8 Acquisition and divestiture costs (n) 0.9 16.0 — 0.7 1.5 0.3 2.5 Operating income, adjusted, excluding restructuring-related expenses and acquisition and divestiture costs (non-GAAP) $ 244.0 $ 1,065.5 $ 243.7 $ 227.7 $ 295.8 $ 239.4 $ 1,006.6 Operating margin (GAAP) 17.3% 17.6% 19.6% 19.9% 22.7% 17.9% 20.0 % Operating margin, adjusted, excluding restructuring-related expenses and acquisition and divestiture costs (non-GAAP) 18.7% 20.1% 20.5% 20.4% 23.5% 18.8% 20.8% (c) Operating income (GAAP) $ 226.5 $ 934.0 $ 233.2 $ 221.8 $ 285.2 $ 227.1 $ 967.3 Depreciation and amortization 67.0 257.7 58.2 57.1 54.2 56.1 225.6 EBITDA (non-GAAP) (l) $ 293.5 $ 1,191.7 $ 291.4 $ 278.9 $ 339.4 $ 283.2 $ 1,192.9 Operating margin (GAAP) 17.3% 17.6% 19.6% 19.9% 22.7% 17.9% 20.0 % EBITDA margin (non-GAAP) 22.4% 22.5% 24.5% 25.0% 27.0% 22.3% 24.7 % FY2020 Notes 4Q20 1Q20 4Q19 FY2019 2Q20 3Q20 25

Key Statistics and Reconciliation of Non-GAAP Measures Consolidated Metrics cont. (d) Effective tax rate (GAAP) 31% 20% 13% 16% 12% 11% 13 % Impact from restructuring-related expenses (m) 0% 1% 0% 0% 1% 1% 0 % Impact from acquisition and divestiture costs (n) 0% 0% 0% 0% 0% 0% 0 % Impact from gain on sales of Speedpay and Paymap (k) (7) %(1) % N/A N/A N/A N/A N/A Effective tax rate, adjusted, excluding restructuring-related expenses, acquisition and divestiture costs, and gain on sales of Speedpay and Paymap (non-GAAP) 24% 20% 13% 16% 13% 12% 13 % C2C Segment Metrics (e) Revenues (GAAP) $ 1,125.0 $ 4,407.8 $ 1,015.4 $ 976.6 $ 1,106.5 $ 1,121.5 $ 4,220.0 Foreign currency translation impact (j) 14.8 97.1 12.9 18.4 11.1 (1.2) 41.2 Revenues (non-GAAP, constant currency adjusted) $ 1,139.8 $ 4,504.9 $ 1,028.3 $ 995.0 $ 1,117.6 $ 1,120.3 $ 4,261.2 Prior year revenues (GAAP) $ 1,127.7 $ 4,453.6 $ 1,056.9 $ 1,112.9 $ 1,113.0 $ 1,125.0 $ 4,407.8 Revenues (GAAP) - YoY % change 0% (1) % (4) % (12) % (1) % 0% (4) % Revenues (non-GAAP, constant currency adjusted) - YoY % change 1% 1% (3) % (11) % 0% 0% (3) % (f) Principal per transaction, as reported ($- dollars) $ 300 $ 303 $ 308 $ 322 $ 348 $ 341 $ 331 Foreign currency translation impact ($- dollars) (j) 4 7 5 7 1 (2) 2 Principal per transaction (constant currency adjusted) ($- dollars) $ 304 $ 310 $ 313 $ 329 $ 349 $ 339 $ 333 Prior year principal per transaction, as reported ($- dollars) $ 301 $ 305 $ 302 $ 303 $ 307 $ 300 $ 303 Principal per transaction, as reported - YoY % change 0% (1) % 2% 7% 13% 14% 9 % Principal per transaction (constant currency adjusted) - YoY % change 1% 1% 4% 9% 14% 13% 10% (g) Cross-border principal, as reported ($- billions) $ 20.5 $ 80.7 $ 19.1 $ 20.7 $ 25.5 $ 25.3 $ 90.6 Foreign currency translation impact ($- billions) (j) 0.2 1.8 0.3 0.4 — (0.1) 0.6 Cross-border principal (constant currency adjusted) ($- billions) $ 20.7 $ 82.5 $ 19.4 $ 21.1 $ 25.5 $ 25.2 $ 91.2 Prior year cross-border principal, as reported ($- billions) $ 20.5 $ 79.9 $ 19.1 $ 20.5 $ 20.6 $ 20.5 $ 80.7 Cross-border principal, as reported - YoY % change 1% 1% 0% 1% 23% 24% 12 % Cross-border principal (constant currency adjusted) - YoY % change 2% 3% 2% 3% 24% 23% 13 % FY2020 Notes 1Q20 4Q20 4Q19 FY2019 2Q20 3Q20 26

Key Statistics and Reconciliation of Non-GAAP Measures Business Solutions Segment Metrics (h) Revenues (GAAP) $ 97.0 $ 388.8 $ 98.4 $ 79.4 $ 89.1 $ 89.2 $ 356.1 Foreign currency translation impact (j) 1.0 12.1 2.2 2.0 (1.9) (2.4) (0.1) Revenues (non-GAAP, constant currency adjusted) $ 98.0 $ 400.9 $ 100.6 $ 81.4 $ 87.2 $ 86.8 $ 356.0 Prior year revenues (GAAP) $ 96.8 $ 386.8 $ 95.6 $ 95.6 $ 100.6 $ 97.0 $ 388.8 Revenues (GAAP) - YoY % change 0% 0% 3% (17) % (11) % (8) % (8) % Revenues (non-GAAP, constant currency adjusted) - YoY % change 1% 4% 5% (15) % (13) % (11) % (8) % (i) Operating income/(loss) (GAAP) $ 11.0 $ 46.8 $ 13.9 $ 1.3 $ 9.4 $ (0.2) $ 24.4 Depreciation and amortization 9.8 39.6 9.4 9.3 9.3 8.1 36.1 EBITDA (non-GAAP) (l) $ 20.8 $ 86.4 $ 23.3 $ 10.6 $ 18.7 $ 7.9 $ 60.5 Operating income margin (GAAP) 11.3% 12.0% 14.1% 1.6% 10.5% (0.2) % 6.9 % EBITDA margin (non-GAAP) 21.5% 22.2% 23.7% 13.2% 21.1% 8.8% 17.0 % FY2020 Notes 4Q20 1Q20 4Q19 FY2019 2Q20 3Q20 27

Key Statistics and Reconciliation of Non-GAAP Measures (j) (k) (l) (m) (n) Non-GAAP related notes: Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. We believe that this measure provides management and investors with information about revenue results and trends that eliminates currency volatility while increasing the comparability of our underlying results and trends. On May 9, 2019, we completed the sale of our United States electronic bill payments business known as “Speedpay” to ACI Worldwide Corp. and ACW Worldwide, Inc. ("ACI") for approximately $750 million in cash. In addition, on May 6, 2019, we completed the sale of Paymap Inc. ("Paymap"), which provides electronic mortgage bill payment services, for contingent consideration and immaterial cash proceeds received at closing. Both Speedpay and Paymap were included as a component of "Other" in our segment reporting. Revenue has been adjusted to exclude the carved out financial information for Speedpay and Paymap and the gain on the sales and the income taxes on the gain, including the elimination of previously forecasted annual base-erosion anti-abuse taxes, has been removed from adjusted effective tax rate. These financial measures are non-GAAP measures and should not be considered a substitute for the GAAP measures. We have included this information because management believes that presenting these measures as adjusted to exclude divestitures will provide investors with a more meaningful comparison of results within the periods presented. Additionally, Speedpay and Paymap contributions to operating income exclude corporate overhead allocations. Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods. Represents impact from expenses incurred in connection with an overall restructuring plan, approved by the Board of Directors on August 1, 2019, to improve our business processes and cost structure by reducing headcount and consolidating various facilities. While certain of these expenses are identifiable to our business segments, primarily to our Consumer-to-Consumer segment, they have been excluded from the measurement of segment operating income provided to the Chief Operating Decision Maker for purposes of assessing segment performance and decision making with respect to resource allocation. These expenses are therefore excluded from the Company's segment operating income results. While these expenses are specific to this initiative, the types of expenses related to this initiative are similar to expenses that we have previously incurred and can reasonably be expected to incur in the future. We believe that, by excluding the effects of these charges that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results. Represents the impact from expenses incurred in connection with our acquisition and divestiture activity, including the Speedpay and Paymap divestitures. We believe that, by excluding the effects of these charges that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results. 28